AMENDMENT TO THE CONSULTING AGREEMENT
                                     BETWEEN
         IQ BIOMETRIX, INC., AND LIVIAKIS FINANCIAL COMMUNICATIONS, INC.

This Amendment ("Amendment") to the Consulting Agreement dated effective as of January 1, 2004 ("Agreement"), is entered into by and amongst IQ BIOMETRIX, INC., a Delaware corporation ("IQB") and LIVIAKIS FINANCIAL COMMUNICATIONS, INC., a California corporation (the "Consultant"), and is made effective as of the 1st day of January, 2005 (the "Amendment Effective Date").

                                    RECITALS

WHEREAS, the parties have agreed to extend the term of the Agreement between Consultant and IQB in exchange for the additional consideration to Consultant described below.

WHEREAS, the parties now desire to amend the Agreement to reflect these changes.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which the parties hereby acknowledge, Consultant and IQB agree as follows:

1. Any capitalized terms defined in this Amendment are specific to this Amendment only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Amendment, the capitalized terms in this Amendment are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

2 The parties hereby agree to extend the term of the Agreement for an additional three (3) month period commencing January 1, 2005 and running through March 31, 2005.

3. As the sole and complete compensation to Consultant for the services to Company during the extended term described above, the Company shall grant Consultant an additional twenty five thousand (25,000) shares of the restricted common stock of the Company.

5. No other changes or modification are intended by this Amendment. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date first set forth above.

"COMPANY"                               "CONSULTANT"
IQ BIOMETRIX, INC.                      LIVIAKIS FINANCIAL COMMUNICATIONS, INC.


By: /s/  William B. G. Scigliano        By: /s/ John Liviakis
    -----------------------------           -------------------------------
    William B. G. Scigliano, CEO            John Liviakis, President